United States
Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSRS
Certified Shareholder Report of Registered Management
Investment Companies

Investment Company Act file number: 811-05807

Eagle Capital Growth Fund, Inc.
(Exact name of registrant as specified in charter)

225 East Mason Street, Suite 802, Milwaukee, WI 53202
(Address of principal executive offices) (zip code)

Luke E. Sims, President and Chief Executive Officer
Eagle Capital Growth Fund, Inc.
225 East Mason Street, Suite 802
Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS

Eagle Capital Growth Fund, Inc.
Semiannual Report

June 30, 2020

Top Ten Holdings (as of June 30, 2020)

Company	Market Value	Percentage of Equity Portfolio

Berkshire Hathaway Inc. B	$5,712,320	16.9%

T. Rowe Price Group Inc.	$1,704,300	5.0%

Franklin Resources, Inc.	$1,625,175	4.8%

Starbucks Corp.	$1,618,980	4.8%

Illinois Tool Works Inc.	$1,573,650	4.7%

Diamond Hill Investment Group	$1,558,529	4.6%

Colgate-Palmolive Company	$1,538,460	4.6%

Paychex, Inc.	$1,515,000	4.5%

PepsiCo, Inc.	$1,322,600	3.9%

Markel Corp.	$1,200,121	3.6%

Dear Fellow Shareholder,

The first half of 2020 was chaotic; hopefully things will settle down during the second half.   For the first six months of 2020, Fund net asset value fell 9.9% while the S&P 500 (total return) index fell 3.1%.  The FAANG stocks (Facebook/Apple/Amazon/Netflix/Google) were the primary drivers of the market’s return, and if you didn’t own them you trailed.   Our Fund owns shares of Google, but otherwise we don’t have much of a FAANG presence.

“It was the best of times, it was the worst of times,…”   Who knew that Dickens was so prescient about the current human condition.   The COVID-19 virus continues to run rampant, causing serious health and economic pain.  But, the stock market, particularly NASDAQ and its high tech/high growth components, has shaken off these worries and powered ahead.

When one or more COVID-19 vaccines are generally available, we will breathe a sigh of relief, and will have confidence in the economy (and stock market) going forward.   Until then, we remain cautious.   The economic pain of displacing normal activity with pandemic protections has been significant; travel and tourism went from consistent, high levels to a grinding halt.  Neither the immediate nor secondary effects are yet clear.  Further, the current environment would normally encourage reduction in risk and pullbacks in spending.  However, there’s some data suggesting continued consumer spending and increased levels of speculation in the stock market.

Robinhood, the phone app aimed at Millennials, has created a new generation of investors, many of whom seem to view the stock market as a casino.   Robinhood is a brokerage focused on providing investing access for technology-savvy, younger investors.  However, the platform has also provided a platform for speculation for people interested in entertainment and short-term gains, rather than long-term growth.  For example, Robinhood investors were reportedly big buyers of Hertz Global Holdings, Inc. common stock(NYSE:  HRZ) then in Chapter 11 bankruptcy, even though Hertz Global bonds, senior in priority to equityholders, were trading at less than 50% of par.   Bond buyers tend to do better due diligence than equity investors, and the Hertz Global situation shows how foolish it is to disregard the clear message that the bond market is sending.   Our guess is that Hertz Global’s equity goes to zero, but that assessment will take a couple years to play out.

Tesla (NASDAQ: TSLA) has been another favorite of this new breed of investors.    At its current price, TSLA sports an equity capitalization of just over $280 billion, making it the most valuable car company in the world.    Electric vehicles are currently in vogue, but potential competition abounds.   The German carmakers have been working on electric vehicles for many years (due in part to a European Union mandate), and Mercedes, BMW and Volkswagen have enticing electric vehicle options.   Nissan just introduced a midsize electric SUV with a range of 280 to 380 miles.   We acknowledge TSLA’s “first mover” advantage, and its technology, but are still scratching our heads about the current valuation.    Check back in five years or so, and we’ll see if the Robinhood investors knew more than we did.

The electric vehicle mania isn’t limited to Tesla.  Nikola Corporation (Nasdaq:  NKLA) plans to offer in 2022 an electric-powered truck to compete with Ford’s popular F-150 truck.   As of yet, while NKLA does not have a product or revenues, it does sport a market capitalization of almost $20 Billion; recently its market capitalization exceeded that of Ford, which sold almost 900,000 F-150s in 2019.  The excitement about the electric carmakers may have gotten ahead of the actual progress.

We could go on, but you get the picture.   The investment world is topsy-turvy.   Fixed income instruments offer very little yield, bordering on negative yields.  Price/earnings multiples are high.   Some valuations (see above) are in the stratosphere.   The future, always uncertain, is even murkier than usual.    When attractive opportunities present themselves, we intend to put our cash reserves to work.

We happily added small positions in Mastercard and Visa in the market turmoil in the spring.  They are terrific companies which we have admired since they became standalone companies about a decade ago.  Unfortunately, terrific companies often sell at expensive prices.  This was true in the spring, though we picked them up on sale.  We are very pleased to have added them.

As always, we love hearing from Fund shareholders, and all issues are on the table.   As you know, however, we can’t talk about purchases or sales of portfolio securities that haven’s been publicly disclosed, or our future plans with respect to purchasing or selling any security.

Luke E. Sims	David C. Sims
Email: luke@simscapital.com	Email: dave@simscapital.com
Phone: (414) 530-5680	Phone: (414) 765-1107

July 16, 2020

Eagle Capital Growth Fund, Inc.
Statement of Assets, Liabilities and Shareholders’ Equity
As of June 30, 2020 (unaudited)

Assets

Common stock--at market value (cost $20,021,746)	$29,682,996
Money market funds	4,112,331
Short-term interest receivable	189
Dividends receivable	22,515
Prepaid fees	14,580
		$33,832,611
Liabilities

Accounts payable	$3,234
Investment advisor fee payable	23,037
		$26,271

Total net assets		$33,806,340

Shareholders’ Equity

Common stock- $0.001 par value per share; authorized 50,000,000 shares, outstanding 4,074,321 shares	$4,074
Paid-in capital	24,447,764
Undistributed net investment income	106,235
Undistributed capital losses	(412,983)
Unrealized appreciation on investments	9,661,250

Shareholders’ equity		$33,806,340

Net asset value per share		$8.30

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2020 (unaudited)

Investment Income

Dividends	$237,027
Interest	14,884
Total investment income		$251,911

Expenses

Advisory fees	$127,495
Legal fees	3,425
Insurance	6,962
Transfer agent	21,989
Directors’ fees and expenses	35,250
Custodian fees	3,673
Listing fee	7,658
Other fees and expenses	9,509
Total expenses		$215,961

Net investment income			$35,950

Realized Gain and Unrealized Appreciation on Investments

Realized gain on investments:
Proceeds from sale of investment securities	$2,348,554
Less: cost of investment securities sold	2,761,537
Net realized loss on investments		$(412,983)

Unrealized appreciation on investments:
Unrealized appreciation at end of period	$9,661,250
Less: unrealized appreciation at beginning of period	13,008,148
Net change in unrealized appreciation on investments		$(3,346,898)
Net realized loss and change in unrealized appreciation on investments			$(3,759,881)

Net decrease from operations			$(3,723,931)

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statements of Changes in Net Assets

	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (unaudited)
From Operations:

Net investment income	$338,564	$35,950
Net realized gain (loss) on investments	1,891,710	(412,983)
Net change in unrealized appreciation on investments	4,391,548	(3,346,898)

Net increase (decrease) from operations	$6,621,822	$(3,723,931)

Distributions to Shareholders from:

Net investment income	(288,206)	--
Net realized gain from investment transactions	(1,891,710)	--

Total distributions	$(2,179,916)	--

From Capital Stock Transactions:

Reinvested capital from distribution of shares	$1,376,635	--

Total Net Assets:

Beginning of year	$31,711,730	$37,530,271
End of period (including undistributed net investment income of $70,285 and $106,235)	$37,530,271	$33,806,340

Shares:

Shares at beginning of year	3,892,707	4,074,321
Shares issued to shareholder from the distribution	181,614	--

Shares at end of period	4,074,321	4,074,321

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Financial Highlights

For the periods ended December 31:	2015	2016	2017	2018	2019	2020 (six months) (unaudited)
Net asset value at beginning of year	$9.00	$8.52	$8.26	$9.14	$8.15	$9.21

Net investment income	$0.04	$0.01	$-	$0.10	$0.09	$0.01
Net realized gain and unrealized appreciation (loss) on investments	$0.04	$0.99	$1.44	$(0.50)	$1.61	$(0.92)

Total from investment operations	$0.08	$1.00	$1.44	$(0.42)	$1.70	$(0.91)

Distribution from:
Net investment income	$(0.05)	$(0.01)	$-	$(0.09)	$(0.07)	$-
Realized gains	$(0.45)	$(1.18)	$(0.51)	$(0.44)	$(0.49)	$-
Total distributions	$(0.50)	$(1.19)	$(0.51)	$(0.53)	$(0.56)	$-
Dilution from share issuance	$(0.06)	$(0.07)	$(0.05)	$(0.04)	$(0.08)	$-

Net asset value at end of period	$8.52	$8.26	$9.14	$8.15	$9.21	$8.30

Per share market price, end of period (A)	$7.59	$7.35	$7.94	$7.30	$8.02	$6.66

Total Investment Return:

Average annual return, based on Market Value:
1 Year	(6.65%)	12.06%	15.02%	(1.44%)	18.13%	(10.15%)
5 Year	11.67%	9.89%	11.58%	5.62%	6.97%	4.76%
10 Year	6.30%	7.08%	7.39%	11.84%	10.88%	10.11%
From inception	8.55%	8.68%	8.91%	8.52%	8.84%	7.99%

Average annual return, based on Net Asset Value:
1 Year	1.30%	12.19%	17.82%	(4.41%)	21.35%	(5.58%)
5 Year	10.56%	12.11%	13.19%	6.70%	9.20%	7.00%
10 Year	6.50%	6.44%	8.45%	11.55%	11.29%	10.59%
From inception	9.06%	9.18%	9.49%	8.96%	9.37%	8.81%

Net assets, end of year (000s omitted)	$27,788	$29,641	$34,064	$31,712	$37,530	$33,806

Ratios to average net assets (B), annualized:
Expenses to average net assets	1.43%	1.41%	1.36%	1.34%	1.29%	1.22%
Net investment income to average net assets	0.42%	0.17%	0.00%	1.10%	0.95%	0.20%

Portfolio turnover, annualized	26%	59%	50%	42%	26%	13%
Average commission paid per share	$0.01	$0.01	$0.04	$0.05	$0.05	$0.05

(A)  If there was no sale on the valuation date, the bid price for each such date is shown.

(B)  Expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investments in shares of investment companies.  If fees for Fund investments in investment companies were included in the expense ratio, the net impact would be an increase of approximately 0.21% for the year ended December 31, 2016.  For the years ended December 31, 2015, 2017, 2018, and 2019 and the six month period ending June 30, 2020, there would have been no increase in the expense ratio.

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Portfolio of Investments (as of June 30, 2020) (unaudited)

Common Stock (87.8% of total investments)			LEVEL ONE
Industry	Shares	Cost	Market Value	% of Total Investments
Bank
Wells Fargo & Co.	10,000	$403,661	$256,000
			$256,000	0.8%
Brokerage
Charles Schwab Corp	20,000	807,900	$674,800
			$674,800	2.0%
Consumer
Colgate-Palmolive Company	21,000	626,458	$1,538,460
Kimberly-Clark Corp.	3,500	352,236	494,725
PepsiCo, Inc.	10,000	168,296	1,322,600
Procter & Gamble Company	2,000	145,879	239,140
			$3,594,925	10.6%
Credit Card
Mastercard Inc	1,000	219,636	$295,700
Visa Inc.	1,500	225,957	289,755
			$585,455	1.7%
Data Processing
Automatic Data Processing, Inc.	6,000	169,333	$893,340
Paychex, Inc.	20,000	628,288	1,515,000
			$2,408,340	7.0%
Drug/Medical Device
Johnson & Johnson	4,000	45,500	$562,520
Stryker Corp.	6,400	27,100	1,153,216
			$1,715,736	5.1%
Food
Kraft Heinz Company	29,000	772,000	$924,810
			$924,810	2.7%
Industrial
Illinois Tool Works Inc.	9,000	379,352	$1,573,650
Waters Corp.*	6,000	302,342	1,082,400
			$2,656,050	7.9%
Insurance
Berkshire Hathaway Inc. B*	32,000	5,477,937	$5,712,320
Markel Corp.*	1,300	831,360	1,200,121
			$6,912,441	20.5%
Mutual Fund Managers
Diamond Hill Investment Group	13,711	2,097,120	$1,558,529
Franklin Resources, Inc.	77,500	2,311,283	1,625,175
T. Rowe Price Group Inc.	13,800	960,374	1,704,300
			$4,888,004	14.5%
Restaurant
Starbucks Corp.	22,000	1,212,734	$1,618,980
			$1,618,980	4.8%
Retail
AutoZone Inc.*	750	398,782	$846,090
eBay Inc.	20,000	466,995	1,049,000
O’Reilly Automotive Inc.*	2,000	407,379	843,340
			$2,738,430	8.1%
Software
Alphabet, Inc. A*	500	583,844	$709,025
			$709,025	2.1%

Total common stock investments			$29,682,996
Money Market Funds (12.2% of total investments)			LEVEL ONE
			Market Value	% of Total Investments
Morgan Stanley Inst. Liquidity Fund, Treasury, 0.06%			$4,112,331
			$4,112,331	12.2%

Total investments			$33,795,327
All other assets			37,284
Accrued investment advisory fees			(23,037)
All other liabilities			(3,234)
Total net assets			$33,806,340

*Non-dividend paying security

See Notes to Financial Statements.

Notes to Financial Statements

(1)	Organization.

Eagle Capital Growth Fund, Inc., a Maryland corporation (“Fund”), is a diversified closed-end investment company subject to the Investment Company Act of 1940.

(2)	Significant Accounting Policies

The Fund follows the accounting and reporting requirements of investment companies under ASC 946 (ASC 946-10-50-1).

Dividends and distributions—Dividends and distributions paid to the Fund from portfolio investments are recorded on the ex-dividend date.

Investments— Investments in equity securities are valued at the closing market price as of the close of regular trading on the applicable valuation date.  If no such closing market price is available on the valuation date, the Fund uses the then most recent closing market price.

In the unlikely event that there is no current or recent closing market price for a portfolio security, whether equity or debt, traded in the over-the-counter market, then the Fund uses the most recent closing bid price.  If there is no closing bid price for a portfolio security for a period of ten (10) consecutive trading days, then the Fund’s Audit Committee or other appropriate committee shall determine the value of such illiquid security.  From inception to June 30, 2020, the Fund has not held a security which required an illiquid pricing valuation.

Investment security purchases and sales are accounted for on a trade date basis.  Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income taxes—The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund.  The Fund plans to distribute annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders.  In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98% of its net realized capital gains (including undistributed amounts from previous years).

The following information is based upon the Federal income tax basis of equity portfolio investments as of June 30, 2020:

Gross unrealized appreciation	$11,769,581
Gross unrealized depreciation	(2,108,331)
Net unrealized appreciation	$9,661,250

Federal income tax basis	$20,021,746

Expenses—The Fund’s service providers bear all of their expenses in connection with the performance of their services.  The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs.  As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense.  The Investment Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10 million of the Fund’s average net assets, one and a half percent (1.5%) of the next $20 million of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year.  Any excess expenses are the responsibility of the investment advisor.

Fair Value Accounting—Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provides a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value.

In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.  All of the Fund’s investments are classified as Level 1.

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These Level 3 fair value measurements are based primarily on management’s own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

The Fund’s financial statements, other than investments, consist of receivables and payables due in the near term.  Fair value of those instruments approximates historical cost.

(3)	Certain Service Providers Arrangements

Investment advisor—For its services under the Investment Advisory agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the weekly net asset value of the Fund, as long as the weekly net asset value is at least $3.8 million.  The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3.8 million.  Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Effective June 1, 2007, following shareholder approval of the Investment Advisory Agreement, Sims Capital Management LLC (“SCM”) began serving as the Fund’s investment advisor.  Pursuant to the Investment Advisory Agreement, SCM is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors.  Luke E. Sims, a Director, President and Chief Executive Officer of the Fund and owner of more than five percent of the Fund’s outstanding shares, owns 50% of SCM.   David C. Sims, the Chief Financial Officer, Chief Compliance Officer, Secretary, Treasurer, and Director of the Fund and the son of Luke E. Sims, owns the remaining 50% of SCM.

Custodian—US Bancorp serves as the Fund’s custodian pursuant to a custodian agreement. As the Fund’s custodian, US Bancorp receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge and security transaction fees.

Transfer Agent— American Stock Transfer & Trust Company (“AST”) serves as the Fund’s transfer agent and dividend disbursing agent.   AST receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses.   AST also acts as the agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan (“DRIP”).

(4)	Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan which allows shareholders to reinvest cash dividends and make cash contributions.  Pursuant to the terms of the DRIP, cash dividends may be used by the DRIP agent to either purchase shares from the Fund or in the open market, depending on the most favorable pricing available to DRIP participants.  Voluntary cash contributions from DRIP participants are used to purchase Fund shares in the open market.  A complete copy of the DRIP is available on the Fund’s website (www.eaglecapitalgrowthfund.com) or from AST, the DRIP agent.

(5)	Fund Investment Transactions

Purchases and sales of securities, other than short-term securities, for the six-month period ended June 30, 2020 were $3,599,695 and $2,348,554, respectively.

(6)	Financial Highlights.

The Financial Highlights present a per share analysis of how the Fund’s net asset value has changed during the periods presented.  Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements.  The total investment return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price.  In reality, shareholders buy into the Fund at the asked price and sell out of the Fund at the bid price.  Therefore, actual returns may differ from the amounts shown.

2020 Annual Shareholder Meeting

The Fund’s 2020 annual meeting of shareholders (“Annual Meeting”) was held on April 16, 2020, for the following purposes:

1.	To elect two (2) Directors, each for a 3-year term.

2.	To ratify the selection of Plante & Moran, PLLC as independent registered public accountants of the Fund for the calendar year ending December 31, 2020.

The following directors were elected under Proposal 1: Robert M. Bilkie, Jr. and Phillip J. Hanrahan.  Under Proposal 2, shareholders ratified the selection of Plante & Moran, PLLC as the Fund’s independent registered public accountants for the 2020 calendar year.

Tabulation Report
Proposal 1 – Election of Directors

	For	Withheld
Robert M. Bilkie, Jr.	2,571,553	142,437
Phillip J. Hanrahan	2,543,547	170,443

Proposal 2 –  Selection of Plante & Moran, PLLC

For	Against	Abstain	Withheld
2,642,422	35,577	35,991	0

Total shares issued and outstanding on record date: 4,074,321.

Compensation.

The following table sets forth the aggregate compensation paid to all Fund directors for the six-month period ended June 30, 2020.  Directors who are not “interested persons” of the Fund receive an annual retainer of $11,000 a year, paid in equal quarterly installments, together with $1,000, paid quarterly, for service on the Audit Committee.  The Audit Committee Chairman receives an additional $500 annual retainer, paid quarterly.  Directors who are “interested persons” of the Fund are not entitled to receive directors’ fees.  Directors are reimbursed for out-of-pocket expenses in connection with attending Board meetings.

Luke E. Sims and David C. Sims, who are deemed to be Interested Persons of the Fund, are not entitled to receive directors’ fees from the Fund.

No Fund officer receives compensation in his capacity as an officer of the Fund.  Fund officers are: Luke E. Sims, President and Chief Executive Officer; and David C. Sims, Chief Financial Officer, Chief Compliance Officer, Treasurer, Secretary and Director.  Robert M. Bilkie, Jr. is the Fund’s Chairman, which is not an executive officer position.

Sims Capital Management LLC (“SCM”), the investment advisor for the Fund, was paid $127,495 by the Fund in the first six months of 2020.  SCM is 50% owned by Luke E. Sims, the President, CEO and a Director of the Fund, as well as an owner of more than five percent of the Fund’s outstanding shares.  David C. Sims, the Fund’s Chief Financial Officer, Chief Compliance Officer, Treasurer, Secretary and Director, owns the remaining 50% of SCM.

Directors who are Interested Persons of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

David C. Sims, Director, CFO, CCO, Treasurer, Secretary	None	None	None	None

Luke E. Sims, Director, President, CEO	None	None	None	None

Directors who are not Interested Persons of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

Robert M. Bilkie, Jr., Director	$5,500	None	None	$5,500

Phillip J. Hanrahan, Director	$6,000	None	None	$6,000

Carl A. Holth, Director	$6,000	None	None	$6,000

Peggy L. Schmeltz, Director	$5,500	None	None	$5,500

Donald G. Tyler, Director	$6,000	None	None	$6,000

Neal F. Zalenko, Director	$6,250	None	None	$6,250

Board of Directors

Robert M. Bilkie, Jr. Chairman of the Board Northville, MI	Carl A. Holth Director Dearborn, MI	Phillip J. Hanrahan Director Whitefish Bay, WI

Peggy L. Schmeltz Director Bowling Green, OH Milwaukee, WI	Luke E. Sims President & CEO Milwaukee, WI	David C. Sims CFO, CCO, Treasurer, Secretary & Director

Donald G. Tyler Director Shorewood, WI	Neal F. Zalenko Director Birmingham, MI

Shareholder Information

Trading.   Fund shares trade under the symbol GRF on the NYSE American Exchange.

Fund Stock Repurchases.   The Fund is authorized, from time to time, to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the then prevailing market price.

Dividend Reinvestment and Cash Purchase Plan.   By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions.   A copy of the plan is included earlier in the Annual Report.
Alternatively, you can secure a copy of the Plan from the Fund’s website (www.eaglecapitalgrowthfund.com) or by contacting American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (877) 739-9994.

Dividend Checks/Stock Certificates/Address Changes/Etc.   If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report, or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (877) 739-9994.

Proxy Voting.   The Fund typically votes by proxy the shares of portfolio companies.   If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, you can get that information (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (January 1, 2020).   We collect nonpublic personal information about you from the following sources:  (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others.   We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows.   We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.   If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice.   We restrict access to your personal and account information to those employees who need to know that information to provide services to you.  We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.  In this notice, the term “we” refers to the Fund, Eagle Capital Growth Fund, Inc.

Additional Information.   The Fund has historically filed a complete schedule of its portfolio holdings with the Securities and Exchange Commission (SEC) on SEC Form N-Q as of the end of the first and third calendar quarter.   Commencing during 2020, the Fund is required to file a complete schedule of its portfolio holdings monthly with the SEC on SEC Form N-PORT, although only these forms for the first and third calendar quarter will be available to the investing public generally.   You can obtain copies of these public filings, and other information about the Fund, from the SEC’s website (www.sec.gov), from the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107.   The Fund’s historic Forms N-Q and public Forms N-PORT can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and you can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at (800) 732-0330.

Approval of Renewal of Investment Advisory Agreement.  At its December 9, 2019 Board meeting, the Board of Directors approved the renewal of the Fund’s Investment Advisory Agreement with SCM (with Directors Luke E. Sims and David C. Sims abstaining.)    The Board reviewed various factors in determining to retain SCM as investment advisor including, among other things, the nature, extent and quality of services provided by SCM, the cost of services provides by SCM (and benefits to be realized by SCM as a result of its relationship with the Fund), the economies of scale that may be realized as the Fund grows, whether the fee level reflects the economies of scale for the benefit of Fund investors, the investment philosophy of SCM, the Fund’s portfolio turnover, best execution and trading costs, personnel considerations, resources available to SCM, SCM’s ability to satisfy compliance obligations and other relevant factors.    In support of its analysis, the Board noted: (i) the Fund’s long-term investment performance has been satisfactory, (ii) the Fund’s expense ratio (forecasted to be around 1.4% for 2019 and headed lower for 2020) was at the lower range for comparably-sized funds, (iii), the Fund’s portfolio turnover was reasonable (in spite of being higher than normal) by reason of the lack of reasonable short-term fixed income investments, (iv) SCM’s fee as investment advisor at 0.75% annually is at the low end of compensation for similarly-situated investment advisors, (v) the Fund’s brokerage and similar costs are closely scrutinized and monitored (as evidenced by the favorable expense ratio), (vi) given the Fund’s relatively small size, there are few, if any, economies of scale to be enjoyed, and (vii) in light of SCM’s conservative, long-term investment philosophy, Fund investors will be well served given then-current market uncertainties.    Overall, the Board remained satisfied with the nature, extent and quality of services provided by SCM.

Electronic Distribution of Shareholder Reports and Other Communications.   If you’d like to receive copies of the Fund’s annual report, semiannual report, proxy statement, press releases and other comparable communications electronically, please provide your e-mail address to dave@simscapital.com.  By providing your e-mail address to the Fund, you are consenting to the Fund sending the identified materials to you by e-mail.

General Inquiries.   If you have a question or comment on any matter not addressed above, please contact the Fund at: Eagle Capital Growth Fund, Inc., 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657, telephone number (414) 765-1107, or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

ITEM 2.	CODE OF ETHICS

The Fund has adopted a Code of Ethics that applies to the Fund’s principal executive officer, principal financial officer, and others performing similar duties. A copy of the Code of Ethics is not required for the semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required for the semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required for the semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required for the semi-annual report.

ITEM 6.	INVESTMENTS

The Fund’s investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES

Not required for the semi-annual report.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not required for the semi-annual report.

(b)	There have been no changes to the Fund’s Portfolio Managers.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Fund’s principal executive office and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) within 90 days of this filing and have concluded, based on such evaluation, that the Fund’s disclosure controls and procedures were effective in ensuring that information required to be disclosed by the Fund in this Form N-CSRS was recorded, organized, and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes to the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Fund’s second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund neither lent any securities this year nor received any income related to securities lending.

ITEM 13.	EXHIBITS.

(A)(1) Not applicable.

(A)(2)(i) Certification of principal executive officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.1.

(A)(2)(ii) Certification of principal financial officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.2.

(A)(2)(iii) Results of shareholder meeting--- attached hereto as Exhibit 99.77C.

(A)(2)(iv) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley act of 2002, — attached hereto as Exhibit 99.906 CERT.